Exhibit 99.2

SECURITY AGREEMENT

1. Identification.

          This Security Agreement (the “Agreement”), dated as of August 3, 2009, is entered into by and between Conolog Corporation, a Delaware corporation (“Debtor”), and the lenders identified on Schedule A hereto (collectively, the “Lenders”).

          Schedule A may be amended by the inclusion of additional Lenders who participate in the Offering pursuant to the Subscription Agreement (defined below).

2. Recitals.

          2.1 At or about the date hereof, the Lenders have made and/or are making loans to Debtor which will be evidenced by promissory notes. The loans made at or about the date hereof are referred to as the “Loans”. It is beneficial to each Debtor that the Loans were made and are being made.

          2.2 The Loans were, are and will be evidenced by certain promissory notes (each a “Note”) issued by Debtor on or about the date of this Agreement pursuant to subscription agreements (each a “Subscription Agreement”) to which Debtor and Lenders are parties. The Notes are further identified on Schedule A hereto and were and will be executed by Debtor as “Borrower” for the benefit of each Lender as the “Holder” or “Lender” thereof.

          2.3 In consideration of the Loans made and to be made by Lenders to Debtor and for other good and valuable consideration, and as security for the performance by Debtor of its obligations under the Notes, and as security for the repayment of the Loans and all other sums due from Debtor to Lenders arising under the Transaction Documents (as defined in the Subscription Agreement) and any other instruments, agreements or other documents executed and delivered in connection herewith or therewith (collectively, the “Obligations”), Debtor, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Lenders a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth. Obligations include all future advances by Lenders to Debtor that may be made pursuant to the Subscription Agreement.

          2.4 The following defined terms which are defined in the Uniform Commercial Code in effect in the State of Delaware on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds. Other capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreement.

3. Grant of General Security Interest in Collateral.

          3.1 As security for the Obligations of Debtor, Debtor hereby grants the Lenders a security interest in the Collateral.

          3.2 “Collateral” shall mean all of the following property of Debtor:

                    (A) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of all Accounts, Goods, real or personal property, all present and future books and records relating to the foregoing and all products and Proceeds of the foregoing, and as set forth below:

                              (i) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of all: Accounts, interests in goods represented by Accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; Chattel Paper; investment property; General Intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, certificates, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests and claims in and to equipment, real estate and fixtures); Documents; Instruments; letters of credit, bankers’ acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter owned or held in any capacity by Debtor, as well as agreements or property securing or relating to any of the items referred to above;

                              (ii) Goods: All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of goods, including, but not limited to:

                                        (a) All Inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Debtor’s business; finished goods, timber cut or to be cut, oil, gas, hydrocarbons, and minerals extracted or to be extracted, and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all Inventory which may be returned to Debtor by its customers or repossessed by Debtor and all of Debtor’s right, title and interest in and to the foregoing (including all of a Debtor’s rights as a seller of goods);

                                        (b) All Equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Debtor’s rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

                              (iii) Property: All now owned and hereafter acquired right, title and interests of Debtor’s in, to and in respect of any other personal property in or upon which a Debtor has or may hereafter have a security interest, lien or right of setoff;

                              (iv) Books and Records: All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtors, any computer service bureau or other third party; and

                              (v) Products and Proceeds: All products and Proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

                    (B) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of the following:

                              (i) the shares of stock of each Subsidiary, which the Debtor represents, equal 100% of the equity ownership interest in the Subsidiary, the certificates representing such shares together with an executed stock power, and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                              (ii) all additional shares of stock, partnership interests, member interests or other equity interests from time to time acquired by Debtor, in any Subsidiary (as defined in the Subscription Agreement) not a Subsidiary of the Debtor on the date hereof (“Future Subsidiaries”), the certificates representing such additional shares, and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity; and

                              (iii) all security entitlements of Debtor in, and all Proceeds of any and all of the foregoing in each case, whether now owned or hereafter acquired by Debtor and howsoever its interest therein may arise or appear (whether by ownership, security interest, lien, claim or otherwise).

          3.3 The Lenders are hereby specifically authorized, after the Maturity Date (defined in the Notes) accelerated, or after the occurrence of an Event of Default (as defined herein) and in any event after the expiration of any applicable cure period, to transfer any Collateral into the name of the Lenders and to take any and all action deemed advisable to the Lenders to remove any transfer restrictions affecting the Collateral.

4. Perfection of Security Interest.

          4.1 Debtor shall prepare, execute and deliver to the Lenders UCC-1 Financing Statements. The Lenders are instructed to prepare and file at each Debtor’s cost and expense, financing statements in such jurisdictions deemed advisable to Lenders, including but not limited to the States of Delaware and New Jersey.

          4.2 Upon the execution of this Agreement, Debtor shall deliver to Lenders stock certificates representing all of the shares of outstanding capital stock of any subsidiary of the Company (the “Securities”). All such certificates shall be held by or on behalf of Lenders pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Lenders.

          4.3 All other certificates and instruments constituting Collateral from time to time required to be pledged to Lenders pursuant to the terms hereof (the “Additional Collateral”) shall be delivered to Lenders promptly upon receipt thereof by or on behalf of Debtor. All such certificates and instruments shall be held by or on behalf of Lenders pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Lenders. If any Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, Debtor shall cause Lenders (or its custodian, nominee or other designee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by Lenders with respect to such securities without further consent by Debtor. If any Collateral consists of security entitlements, Debtor shall transfer such security entitlements to Lenders (or its custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by Lenders without further consent by Debtor.

          4.4 Within five (5) business days after the receipt by Debtor of any Additional Collateral, a Pledge Amendment, duly executed by such Debtor, in substantially the form of Annex I hereto (a “Pledge Amendment”), shall be delivered to Lenders in respect of the Additional Collateral to be pledged pursuant to this Agreement. Debtor hereby authorizes Lenders to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to Lenders shall for all purposes hereunder constitute Collateral.

          4.5 If Debtor shall receive, by virtue of Debtor being or having been an owner of any Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to Section 5.2 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of Lenders, shall segregate it from Debtor’s other property and shall deliver it forthwith to Lenders, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Lenders as Collateral and as further collateral security for the Obligations.

5. Distribution.

          5.1 So long as an Event of Default does not exist, Debtor shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not materially impair the Collateral.

          5.2. At any time an Event of Default exists or has occurred and is continuing, all rights of Debtors, upon notice given by Lenders, to exercise the voting power and receive payments, which it would otherwise be entitled to pursuant to Section 5.1, shall cease and all such rights shall thereupon become vested in Lenders, which shall thereupon have the sole right to exercise such voting power and receive such payments.

          5.3 All dividends, distributions, interest and other payments which are received by Debtor contrary to the provisions of Section 5.2 shall be received in trust for the benefit of Lenders as security and Collateral for payment of the Obligations shall be segregated from other funds of Debtor, and shall be forthwith paid over to Lenders as Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Lenders as Collateral and as further collateral security for the Obligations.

6. Further Action By Debtors; Covenants and Warranties.

          6.1 Lenders at all times shall have a perfected security interest in the Collateral. Debtor represents that, other than the security interests described on Schedule 6.1, it has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. The Lenders’ security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Lenders, subject only to the security interests described on Schedule 6.1. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Lenders to establish, maintain and continue the perfected security interest of Lenders in the perfected Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Lenders from time to time to establish and determine the validity and the continuing priority of the security interest of Lenders, and also pay all other claims and charges that, in the opinion of Lenders, exercised in good faith, are reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or Lenders’ security interests therein.

          6.2 Except in connection with sales of Collateral, in the ordinary course of business, for fair value and in cash, and except for Collateral which is substituted by assets of identical or greater value (subject to the consent of the Lenders) or which is inconsequential in value, Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Lenders other than a transfer of the Collateral to a wholly-owned United States formed and located subsidiary or to another debtor on prior notice to Lenders, and provided the Collateral remains subject to the security interest herein described. Although Proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Lenders consent to any sale of the Collateral, except as provided herein. Sales of Collateral in the ordinary course of business shall be free of the security interest of Lenders and Lenders shall promptly execute such documents (including without limitation releases and termination statements) as may be required by Debtor to evidence or effectuate the same.

          6.3 Debtor will, at all reasonable times during regular business hours and upon reasonable notice, allow Lenders or their representatives free and complete access to the Collateral and all of such Debtor’s records that in any way relate to the Collateral, for such inspection and examination as Lenders reasonably deem necessary.

          6.4 Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Lenders hereunder, and the Collateral against the claims and demands of all other persons.

          6.5 Debtor will promptly notify Lenders of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Lenders under this Security Agreement in any material respect.

          6.6 Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property, which insurance shall be of the types customarily insured against by companies in the same or similar business, similarly situated, in such amounts (with such deductible amounts) as is customary for such companies under the same or similar circumstances, similarly situated. Debtor shall make the Lenders a loss payee thereon to the extent of its interest in the Collateral. Lenders are hereby irrevocably (until the Obligations are indefeasibly paid in full) appointed Debtor’s attorney-in-fact to endorse any check or draft that may be payable to such Debtor so that Lenders may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by Lenders in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

          6.7 In order to protect the Collateral and Lenders’ interest therein, Lenders may, at their option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor upon Debtor’s failure to do so. All amounts expended by Lenders in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Lenders upon demand and shall bear interest at the lesser of 15% per annum or the highest legal amount allowed from the dates of such expenditures until paid.

          6.8 Upon the request of Lenders, Debtor will furnish to Lenders within five (5) business days thereafter, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Lenders, duly acknowledged, certifying the amount of the principal and interest and any other sum then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations. In connection with any assignment by Lenders of this Security

Agreement, Debtor hereby agrees to cause the insurance policies required hereby to be carried by such Debtor, if any, to be endorsed in form satisfactory to Lenders or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Lenders within ten (10) calendar days after request therefor by Lenders.

          6.9 Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lenders from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other reasonable assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Lenders may reasonably require to perfect its security interest hereunder.

          6.10 Debtor represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances other than those listed on Schedule 6.1.

          6.11 Debtor hereby agrees not to divest itself of any right under the Collateral except as permitted herein absent prior written approval of the Lenders, except to a subsidiary organized and located in the United States on prior notice to Lenders provided the Collateral remains subject to the security interest herein described.

          6.12 Debtor shall cause each subsidiary of such Debtor in existence on the date hereof and each subsidiary not in existence on the date hereof to execute and deliver to Lenders promptly and in any event within ten (10) days after the formation, acquisition or change in status thereof (A) a guaranty guaranteeing the Obligations and (B) if requested by Lenders, a security and pledge agreement substantially in the form of this Agreement together with (x) certificates evidencing all of the capital stock of each subsidiary of and any entity owned by such subsidiary, (y) undated stock powers executed in blank with signatures guaranteed, and (z) such opinion of counsel and such approving certificate of such subsidiary as Lenders may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (C) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Lenders in order to create, perfect, establish the first priority of or otherwise protect any lien purported to be covered by any such pledge and security agreement or otherwise to effect the intent that all property and assets of such Subsidiary shall become Collateral for the Obligations. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 30% of (A) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

          6.13 Debtor will notify Lenders within fifteen days of the occurrence of any change of Debtor’s name, domicile, address or jurisdiction of incorporation. The timely giving of this notice is a material obligation of Debtor.

7. Power of Attorney.

          At any time an Event of Default has occurred, and only after the applicable cure period as set forth in this Agreement and the other Transaction Documents, and is continuing, Debtor hereby irrevocably constitutes and appoints the Lenders as the true and lawful attorney of such Debtor, with full power of substitution, in the place and stead of such Debtor and in the name of such Debtor or otherwise, at any time or times, in the discretion of the Lenders, to take any action and to execute any instrument or document which the Lenders may deem necessary or advisable to accomplish the purposes of this Agreement. This power of attorney is coupled with an interest and is irrevocable until the Obligations are satisfied.

8. Performance By The Lenders.

          If Debtor fails to perform any material covenant, agreement, duty or obligation of such Debtor under this Agreement, the Lenders may, after any applicable cure period, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Lenders incurred in connection with the foregoing authorization shall be payable by Debtor as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Lenders under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Lenders with respect thereto, such rights, remedies and powers being solely for the protection of the Lenders.

9. Event of Default.

          An event of default (“Event of Default”) shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined and described in this Agreement, in the Notes, the Subscription Agreement, and any other agreement to which one or more Debtor and a Lender are parties relating to the Offering. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Lenders, and the Lenders may dispose of Collateral as provided below. A default by Debtor of any of its material obligations pursuant to this Agreement which is not cured within 7 days following receipt of notice from the Lenders and any of the Transaction Documents (as defined in the Subscription Agreement) shall be an Event of Default hereunder and an “Event of Default” as defined in the Note, and Subscription Agreement.

10. Disposition of Collateral.

          Upon and after any Event of Default which is then continuing,

          10.1 The Lenders may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for, in order to satisfy the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Lenders shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

          10.2 If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five (5) business days prior written notice (which Debtor agrees is reasonable notice within the meaning of Section 9.612(a) of the Uniform Commercial Code) shall be given to Debtor of the time and place of any sale of Collateral which Debtor hereby agree may be by private sale. The rights granted in this Section are in addition to any and all rights available to Lenders under the Uniform Commercial Code.

          10.3 The Lenders are authorized, at any such sale, if the Lenders deem it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Lenders deem advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

          10.4 All proceeds received by the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Lenders pursuant to Paragraph 12.1 hereof) against the Obligations pro rata among the Lenders in proportion to their interests in the Obligations. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Lenders incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Lenders to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. To the extent allowed by law, each Lender may purchase the Collateral and pay for such purchase by offsetting up to such Lender’s pro rata portion of the purchase price with sums owed to such Lender by Debtor arising under the Obligations or any other source.

          10.5 Rights of Lender to Appoint Receiver. Without limiting, and in addition to, any other rights, options and remedies Lenders have under the Transaction Documents, the UCC, at law or in equity, or otherwise, upon the occurrence and continuation of an Event of Default, Lenders shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction. Debtors expressly agrees that such a receiver will be able to manage, protect and preserve the Collateral and continue the operation of the business of Debtor to the extent necessary to collect all revenues and profits thereof and to apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, until a sale or other disposition of such Collateral shall be finally made and consummated. Debtor waives any right to require a bond to be posted by or on behalf of any such receiver.

11. Waiver of Automatic Stay. Debtor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against Debtor, or if any of the Collateral should become the subject of any bankruptcy or insolvency proceeding, then the Lenders should be entitled to, among other relief to which the Lenders may be entitled under the Note, Subscription Agreement and any other agreement to which the Debtor and Lenders are parties, (collectively “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Lenders to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. DEBTOR EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, DEBTOR EXPRESSLY ACKNOWLEDGE AND AGREE THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE LENDERS TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. Debtor hereby consents to any motion for relief from stay which may be filed by the Lenders in any bankruptcy or insolvency proceeding initiated by or against Debtor, and further agree not to file any opposition to any motion for relief from stay filed by the Lenders. Debtor represent, acknowledge and agree that this provision is a specific and material aspect of this Agreement, and that the Lenders would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. Debtor further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Lenders nor any person acting on behalf of the Lenders has made any representations to induce this waiver, that Debtor have been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by Debtor and that Debtor have had the opportunity to discuss this waiver with counsel. Debtor further agree that any bankruptcy or insolvency proceeding initiated by Debtor will only be brought in the Federal Court within the Southern District of New York.

12. Miscellaneous.

          12.1 Expenses. Debtor shall pay to the Lenders, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys’ fees, legal expenses and brokers’ fees, which the Lenders may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Lenders hereunder or with respect to any or all of the Obligations upon breach or threatened breach; or (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by the Lenders.

          12.2 Waivers, Amendment and Remedies. No course of dealing by the Lenders and no failure by the Lenders to exercise, or delay by the Lenders in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lenders. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom shall, in any event, be effective unless contained in a writing signed by the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Lenders, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Lenders from time to time in such order as the Lenders may elect.

          12.3 Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

To Debtor:	Conolog Corporation
4 Columbia Road
Somerville, NJ 08876
Attn: Robert Benou
Fax: (908) 722-5461

With an additional copy by fax only to:

Sichenzia, Ross, Friedman & Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn: David Manno, Esq.
Fax: (212) 930-9725

To Lenders:	To the addresses and telecopier numbers set forth on Schedule A

If to Debtor or Lenders,
with a copy by telecopier only to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

          12.4 Term; Binding Effect. This Agreement shall (a) remain in full force and effect until the sooner of (i) the Debtor obtains the Approval (as defined in Section 9(q) of the Subscription Agreement) or an opinion from its counsel that such Approval is not required pursuant to the NASD Market Place Rules and/or Nasdaq’s corporate governance rules and this Agreement, or (ii) payment and indefeasible satisfaction in full of all of the Obligations, after which time this Agreement shall be terminated; (b) be binding upon Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Lenders and their respective successors and assigns.

          12.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions of this agreement and have no legal or other significance whatsoever.

          12.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against a Debtor with respect to this Agreement must be brought only in the courts in the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

          12.7 Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

          12.8 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission.

13. Intercreditor Terms. As between the Lenders, any distribution under paragraph 10.4 shall be made proportionately based upon the remaining principal amount (plus accrued and unpaid interest) to each as to the total amount then owed to the Lenders as a whole. The rights of each Lender hereunder are pari passu to the rights of the other Lenders hereunder. Any recovery hereunder shall be shared ratably among the Lenders according to the then remaining principal amount owed to each (plus accrued and unpaid interest) as to the total amount then owed to the Lenders as a whole.

14. Termination; Release. On the first to occur of (i) the Obligations are indefeasibly paid and performed in full, (ii) all outstanding Notes have been converted to common stock pursuant to the terms of the Notes and the Subscription Agreements, or (iii) this Agreement has been terminated pursuant to Section 12.4, this

Agreement shall be terminated, and the Lenders, at the request and sole expense of the Debtor, will execute and deliver to the Debtor the proper instruments (including UCC termination statements) promptly acknowledging the termination of the Security Agreement, and duly assign, transfer and deliver to the Debtor, without recourse, representation or warranty of any kind whatsoever, such of the Collateral, including, without limitation, Securities and any Additional Collateral, as may be in the possession of the Lenders.

15. Lender Powers.

          15.1 Lenders Powers. The powers conferred on the Lenders hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers.

          15.2 Reasonable Care. The Lenders are required to exercise reasonable care in the custody and preservation of any Collateral in its possession; provided, however, that the Lenders shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purposes as any owner thereof reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lenders, to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

[THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

“DEBTOR”
CONOLOG CORPORATION
a Delaware corporation

By:

“LENDERS”

ALPHA CAPITAL ANSTALT	WHALEHAVEN CAPITAL FUND LIMITED

OSHER CAPITAL PARTNERS LLC

This Security Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

ANNEX I

TO

SECURITY AGREEMENT

PLEDGE AMENDMENT

          This Pledge Amendment, dated _________ __ 200_, is delivered pursuant to Section 4.3 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement, dated August 3, 2009, as it may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time and that the shares listed on this Pledge Amendment shall be hereby pledged and assigned to Lenders and become part of the Collateral referred to in such Security Agreement and shall secure all of the Obligations referred to in such Security Agreement.

Subsidiary	Shares Issued	% Owned

CONOLOG CORPORATION

By: